Debt Obligations	12 Months Ended
Dec. 31, 2013
Debt Obligations [Abstract]
Debt Obligations
DEBT OBLIGATIONS:
Our debt obligations consist of the following:

	December 31,
	2013	2012
Parent Company Indebtedness:
7.50% Senior Notes, due October 15, 2020	$1,187	$1,800
5.875% Senior Notes, due January 15, 2024	450	—
ETE Senior Secured Term Loan, due March 26, 2017	—	2,000
ETE Senior Secured Term Loan, due December 2, 2018	171	—
ETE Senior Secured Term Loan, due December 2, 2019	1,000	—
ETE Senior Secured Revolving Credit Facility	—	60
Unamortized premiums, discounts and fair value adjustments, net	(7)	(34)
	2,801	3,826
Subsidiary Indebtedness:
ETP Debt
6.0% Senior Notes due July 1, 2013	—	350
8.5% Senior Notes due April 15, 2014	292	292
5.95% Senior Notes due February 1, 2015	750	750
6.125% Senior Notes due February 15, 2017	400	400
6.7% Senior Notes due July 1, 2018	600	600
9.7% Senior Notes due March 15, 2019	400	400
9.0% Senior Notes due April 15, 2019	450	450
4.15% Senior Notes due October 1, 2020	700	—
4.65% Senior Notes due June 1, 2021	800	800
5.20% Senior Notes due February 1, 2022	1,000	1,000
3.60% Senior Notes due February 1, 2023	800	—
4.9% Senior Notes due February 1, 2024	350	—
7.6% Senior Notes due February 1, 2024	277	—
8.25% Senior Notes due November 15, 2029	267	—
6.625% Senior Notes due October 15, 2036	400	400
7.5% Senior Notes due July 1, 2038	550	550
6.05% Senior Notes due June 1, 2041	700	700
6.5% Senior Notes due February 1, 2042	1,000	1,000
5.15% Senior Notes due February 1, 2043	450	—
5.95% Senior Notes due October 1, 2043	450	—
Floating Rate Junior Subordinated Notes due November 1, 2066	546	—
ETP $2.5 billion Revolving Credit Facility due October 27, 2017	65	1,395
Unamortized premiums, discounts and fair value adjustments, net	(34)	(14)
	11,213	9,073
Panhandle Debt
6.05% Senior Notes due August 15, 2013	—	250
6.20% Senior Notes due November 1, 2017	300	300
7.00% Senior Notes due June 15, 2018	400	400
8.125% Senior Notes due June 1, 2019	150	150
7.00% Senior Notes due July 15, 2029	66	66
Term Loan due February 23, 2015	—	455
Unamortized premiums, discounts and fair value adjustments, net	107	136
	1,023	1,757
Regency Debt
9.375% Senior Notes due June 1, 2016	—	162
6.875% Senior Notes due December 1, 2018	600	600
5.75% Senior Notes due September 1, 2020	400	—
6.5% Senior Notes due July 15, 2021	500	500
5.5% Senior Notes due April 15, 2023	700	700
4.5% Senior Notes due November 1, 2023	600	—
Regency $1.2 billion Revolving Credit Facility due May 21, 2018	510	192
Unamortized premiums, discounts and fair value adjustments, net	—	3
	3,310	2,157
Southern Union Debt(1)
7.60% Senior Notes due February 1, 2024	82	360
8.25% Senior Notes due November 14, 2029	33	300
Floating Rate Junior Subordinated Notes due November 1, 2066	54	600
Southern Union $700 million Revolving Credit Facility due May 20, 2016	—	210
Unamortized premiums, discounts and fair value adjustments, net	48	49
	217	1,519
Sunoco Debt
4.875% Senior Notes due October 15, 2014	250	250
9.625% Senior Notes due April 15, 2015	250	250
5.75% Senior Notes due January 15, 2017	400	400
9.00% Debentures due November 1, 2024	65	65
Unamortized premiums, discounts and fair value adjustments, net	70	104
	1,035	1,069
Sunoco Logistics Debt
8.75% Senior Notes due February 15, 2014(2)	175	175
6.125% Senior Notes due May 15, 2016	175	175
5.50% Senior Notes due February 15, 2020	250	250
4.65% Senior Notes due February 15, 2022	300	300
3.45% Senior Notes due January 15, 2023	350	—
6.85% Senior Notes due February 15, 2040	250	250
6.10% Senior Notes due February 15, 2042	300	300
4.95% Senior Notes due January 15, 2043	350	—
Sunoco Logistics $200 million Revolving Credit Facility due August 21, 2014	—	26
Sunoco Logistics $35 million Revolving Credit Facility due April 30, 2015	35	20
Sunoco Logistics $350 million Revolving Credit Facility due August 22, 2016	—	93
Sunoco Logistics $1.50 billion Revolving Credit Facility due November 1, 2018	200	—
Unamortized premiums, discounts and fair value adjustments, net	118	143
	2,503	1,732
Transwestern Debt
5.39% Senior Notes due November 17, 2014	88	88
5.54% Senior Notes due November 17, 2016	125	125
5.64% Senior Notes due May 24, 2017	82	82
5.36% Senior Notes due December 9, 2020	175	175
5.89% Senior Notes due May 24, 2022	150	150
5.66% Senior Notes due December 9, 2024	175	175
6.16% Senior Notes due May 24, 2037	75	75
Unamortized premiums, discounts and fair value adjustments, net	(1)	(1)
	869	869
Other	228	51
	23,199	22,053
Less: current maturities	637	613
	$22,562	$21,440

(1)	In connection with the Panhandle Merger, Southern Union’s debt obligations were assumed by Panhandle.

(2)
Sunoco Logistics’ 8.75% Senior Notes due February 15, 2014 were classified as long-term debt as Sunoco Logistics repaid these notes in February 2014 with borrowings under its $1.50 billion credit facility due November 2018.

The following table reflects future maturities of long-term debt for each of the next five years and thereafter. These amounts exclude $301 million in unamortized premiums and fair value adjustments, net:

2014	$812
2015	1,047
2016	375
2017	1,220
2018	1,976
Thereafter	17,468
Total	$22,898

Long-term debt reflected on our consolidated balance sheets includes fair value adjustments related to interest rate swaps, which represent fair value adjustments that had been recorded in connection with fair value hedge accounting prior to the termination of the interest rate swap.
Notes and Debentures
ETE Senior Notes
On December 2, 2013, the Parent Company completed a public offering of $450 million aggregate principal amount of its 5.875% Senior Notes due 2024. The Parent Company used net proceeds from this offering, together with a portion of the net proceeds from the Revolver Credit Agreement and the ETE Term Loan Facility, discussed below, to fund the Parent Company’s tender offer for a portion of its 7.500% Senior Notes due 2020 (together with the 5.875% Senior Notes due 2024, the “ETE Senior Notes”).
The ETE Senior Notes are the Parent Company’s senior obligations, ranking equally in right of payment with our other existing and future unsubordinated debt and senior to any of its future subordinated debt. The Parent Company’s obligations under the ETE Senior Notes are secured on a first-priority basis with its obligations under the Revolver Credit Agreement and the ETE Term Loan Facility, by a lien on substantially all of the Parent Company’s and certain of its subsidiaries’ tangible and intangible assets, subject to certain exceptions and permitted liens. The ETE Senior Notes are not guaranteed by any of the Parent Company’s subsidiaries.
The covenants related to the ETE Senior Notes include a limitation on liens, a limitation on transactions with affiliates, a restriction on sale-leaseback transactions and limitations on mergers and sales of all or substantially all of the Parent Company’s assets.
ETP as Co-Obligor of Sunoco Debt
In connection with the Sunoco Merger and Holdco Transaction, ETP became a co-obligor on approximately of $965 million aggregate principal amount of Sunoco’s existing senior notes and debentures.
Southern Union Junior Subordinated Notes
The interest rate on the remaining portion of Southern Union’s $600 million Junior Subordinated Notes due 2066 is a variable rate based upon the three-month LIBOR rate plus 3.0175%. The balance of the variable rate portion of the Junior Subordinated Notes was $600 million at an effective interest rate of 3.32% at December 31, 2013.
ETP Senior Notes
The ETP Senior Notes are unsecured obligations of ETP and the obligation of ETP to repay the ETP Senior Notes is not guaranteed by us or any of ETP’s subsidiaries. The ETP Senior Notes effectively rank junior to all indebtedness and other liabilities of ETP’s existing and future subsidiaries. The balance is payable upon maturity. Interest on the ETP Senior Notes is paid semi-annually.
In January 2013, ETP completed a public offering of $800 million aggregate principal amount of our 3.6% Senior Notes due February 1, 2023 and $450 million aggregate principal amount of its 5.15% Senior Notes due February 1, 2043. ETP used the net proceeds of $1.24 billion from this offering to repay borrowings outstanding under its revolving credit facility and for general partnership purposes.
In September 2013, ETP issued $700 million aggregate principal amount of 4.15% Senior Notes due October 2020, $350 million aggregate principal amount of 4.90% Senior Notes due February 2024 and $450 million aggregate principal amount of 5.95% Senior Notes due October 2043. ETP used the net proceeds of $1.47 billion from the offering to repay $455 million in borrowings outstanding under the term loan of Panhandle’s wholly-owned subsidiary, Trunkline LNG Holdings, LLC, to repay borrowings outstanding under the ETP Credit Facility and for general partnership purposes.
Note Exchange
On June 24, 2013, ETP completed the exchange of approximately $1.09 billion aggregate principal amount of Southern Union’s outstanding senior notes, comprising 77% of the principal amount of the 7.6% Senior Notes due 2024, 89% of the principal amount of the 8.25% Senior Notes due 2029 and 91% of the principal amount of the Junior Subordinated Notes due 2066.  These notes were exchanged for new notes issued by ETP with the same coupon rates and maturity dates.  In conjunction with this transaction, Southern Union entered into intercompany notes payable to ETP, which provide for the reimbursement by Southern Union of ETP’s payments under the newly issued notes.
Sunoco Logistics Senior Notes
In January 2013, Sunoco Logistics issued $350 million aggregate principal amount of 3.45% Senior Notes due January 2023 and $350 million aggregate principal amount of 4.95% Senior Notes due January 2043. The net proceeds of $691 million from the offering were used to pay outstanding borrowings under the Sunoco Logistics’ Credit Facilities and for general partnership purposes.
Transwestern Senior Notes
The Transwestern notes are payable at any time in whole or pro rata in part, subject to a premium or upon a change of control event or an event of default, as defined. The balance is payable upon maturity. Interest is payable semi-annually.
Regency Senior Notes
The Regency Senior Notes are unsecured obligations of Regency and the obligation of Regency to repay the Regency Senior Notes is not guaranteed by us or any of Regency’s subsidiaries. The Regency Senior Notes effectively rank junior to all indebtedness and other liabilities of Regency’s existing and future subsidiaries. Interest is payable semi-annually.
Term Loans and Credit Facilities
ETE Term Loan Facility
On December 2, 2013, the Parent Company entered into a Senior Secured Term Loan Agreement (the “ETE Term Credit Agreement”), which has a scheduled maturity date of December 2, 2019, with an option to extend the term subject to the terms and conditions set forth therein. Pursuant to the ETE Term Credit Agreement, the lenders have provided senior secured financing in an aggregate principal amount of $1.0 billion (the “ETE Term Loan Facility”). The Parent Company shall not be required to make any amortization payments with respect to the term loans under the Term Credit Agreement. Under certain circumstances, the Partnership is required to repay the term loan in connection with dispositions of (a) incentive distribution rights in ETP or Regency, (b) general partnership interests in Regency or (c) equity interests of any Person which owns, directly or indirectly, incentive distribution rights in ETP or Regency or general partnership interests in Regency, in each case, yielding net proceeds in excess of $50 million.
Under the Term Credit Agreement, the obligations of the Parent Company are secured by a lien on substantially all of the Parent Company’s and certain of its subsidiaries’ tangible and intangible assets, subject to certain exceptions and permitted liens. The ETE Term Loan Facility initially is not guaranteed by any of the Parent Company’s subsidiaries.
Interest accrues on advances at a LIBOR rate or a base rate plus an applicable margin based on the election of the Parent Company for each interest period. The applicable margin for LIBOR rate loans is 2.50% and the applicable margin for base rate loans is 1.50%. Proceeds of the borrowings under the Term Credit Agreement were used to partially fund a tender offer for ETE Senior Notes completed in December 2013, to repay amounts outstanding under the Parent Company’s existing term loan credit facility, and to pay transaction fees and expenses related to the tender offer, the ETE Term Loan Facility and other transactions incidental thereto.
ETE Revolving Credit Facility
On December 2, 2013, the Parent Company entered into a credit agreement (the “Revolving Credit Agreement”), which has a scheduled maturity date of December 2, 2018, with an option for the Partnership to extend the term subject to the terms and conditions set forth therein.
Pursuant to the Revolver Credit Agreement, the lenders have committed to provide advances up to an aggregate principal amount of $600 million at any one time outstanding (the “ETE Revolving Credit Facility”), and the Parent Company has the option to request increases in the aggregate commitments provided that the aggregate commitments never exceed $1.0 billion. In February 2014, the Partnership increased the capacity on the ETE Revolving Credit Facility to $800 million and expects to utilize the additional capacity to fund the purchase of $400 million of Regency common units in connection with Regency’s pending Eagle Rock acquisition.
As part of the aggregate commitments under the facility, the Revolver Credit Agreement provides for letters of credit to be issued at the request of the Parent Company in an aggregate amount not to exceed a $150 million sublimit.
Under the Revolver Credit Agreement, the obligations of the Parent Company are secured by a lien on substantially all of the Parent Company’s and certain of its subsidiaries’ tangible and intangible assets. Borrowings under the Revolver Credit Agreement are not guaranteed by any of the Parent Company’s subsidiaries.
Interest accrues on advances at a LIBOR rate or a base rate plus an applicable margin based on the election of the Parent Company for each interest period. The issuing fees for all letters of credit are also based on an applicable margin. The applicable margin used in connection with interest rates and fees is based on the then applicable leverage ratio of the Parent Company. The applicable margin for LIBOR rate loans and letter of credit fees ranges from 1.75% to 2.50% and the applicable margin for base rate loans ranges from 0.75% to 1.50%. The Parent Company will also pay a fee based on its leverage ratio on the actual daily unused amount of the aggregate commitments.
ETP Credit Facility
The ETP Credit Facility allows for borrowings of up to $2.5 billion and expires in October 2017. The indebtedness under the ETP Credit Facility is unsecured and not guaranteed by any of ETP’s subsidiaries and has equal rights to holders of our current and future unsecured debt. The indebtedness under the ETP Credit Facility has the same priority of payment as ETP’s other current and future unsecured debt. ETP uses the ETP Credit Facility to provide temporary financing for the Partnership’s growth projects, as well as for general partnership purposes.
In November 2013, ETP amended the ETP Credit Facility to, among other things, (i) extend the maturity date for one additional year to October 2017, (ii) remove the restriction prohibiting unrestricted subsidiaries from owning debt or equity interests in ETP or any restricted subsidiaries of ETP, (iii) amend the covenant limiting fundamental changes to remove the restrictions on mergers or other consolidations of restricted subsidiaries of ETP and to permit ETP to merge with another person and not be the surviving entity provided certain requirements are met, and (iv) amend certain other provisions more specifically set forth in the amendment.
As of December 31, 2013, the ETP Credit Facility had $65 million outstanding, and the amount available for future borrowings was $2.34 billion after taking into account letters of credit of $93 million. The weighted average interest rate on the total amount outstanding as of December 31, 2013 was 1.67%.
Regency Credit Facility
In May 2013, Regency entered into an amendment to the Regency Credit Facility to increase the borrowing capacity of the Regency Credit Facility to $1.20 billion with a $300 million uncommitted incremental facility and extended the maturity date to May 21, 2018. Indebtedness under the Regency Credit Facility is secured by all of Regency’s and certain of its subsidiaries’ tangible and intangible assets and guaranteed by certain of Regency’s subsidiaries.
In February 2014, Regency entered into the First Amendment to Sixth Amended and Restated Credit Agreement to, among other things, expressly permit the pending PVR and Eagle Rock acquisitions, and to increase the commitment to $1.5 billion and increase the uncommitted incremental facility to $500 million.
As of December 31, 2013, Regency had a balance of $510 million outstanding under the Regency Credit Facility in revolving credit loans and approximately $14 million in letters of credit. The total amount available under the Regency Credit Facility, as of December 31, 2013, which is reduced by any letters of credit, was approximately $676 million. The weighted average interest rate on the total amount outstanding as of December 31, 2013 was 2.17%.
The outstanding balance of revolving loans under the Regency Credit Facility bears interest at LIBOR plus a margin or an alternate base rate. The alternate base rate used to calculate interest on base rate loans will be calculated using the greater of a base rate, a federal funds effective rate plus 0.50% and an adjusted one-month LIBOR rate plus 1.0%. The applicable margin ranges from 0.63% to 1.5% for base rate loans and 1.63% to 2.5% for Eurodollar loans.
Regency pays (i) a commitment fee ranging between 0.3% and 0.45% per annum for the unused portion of the revolving loan commitments; (ii) a participation fee for each revolving lender participating in letters of credit ranging between 1.63% and 2.5% per annum of the average daily amount of such lender’s letter of credit exposure and; (iii) a fronting fee to the issuing bank of letters of credit equal to 0.2% per annum of the average daily amount of its letter of credit exposure. In December 2011, Regency amended its credit facility to allow for additional investments in its joint ventures.
Panhandle Term Loans
A portion of the proceeds from ETP’s September 2013 Senior Notes offering, as discussed below, were used to repay $455 million of borrowings under the LNG Holdings’ term loan due February 2015.
Bridge Term Loan Facility
Upon obtaining permanent financing for the Southern Union Merger in March 2012, we terminated a 364-day Bridge Term Loan Facility. For the year ended December 31, 2012, bridge loan related fees reflects the recognition of $62 million of commitment fees upon termination of the facility.
Southern Union Credit Facility
Proceeds from the SUGS Contribution were used to repay borrowings under the Southern Union Credit Facility and the facility was terminated.
Sunoco Logistics Credit Facilities
In November 2013, Sunoco Logistics replaced its existing $350 million and $200 million unsecured credit facilities with a new $1.50 billion unsecured credit facility (the “$1.50 billion Credit Facility”). The $1.50 billion Credit Facility contains an accordion feature, under which the total aggregate commitment may be extended to $2.25 billion under certain conditions. Outstanding borrowings under the $350 million and $200 million credit facilities of $119 million at December 31, 2012 were repaid during the first quarter of 2013.
The $1.50 billion Credit Facility, which matures in November 2018, is available to fund Sunoco Logistics’ working capital requirements, to finance acquisitions and capital projects, to pay distributions and for general partnership purposes. The $1.50 billion Credit Facility bears interest at LIBOR or the Base Rate, each plus an applicable margin. The credit facility may be prepaid at any time. Outstanding borrowings under this credit facility were $200 million at December 31, 2013.
West Texas Gulf Pipe Line Company, a subsidiary of Sunoco Logistics, has a $35 million revolving credit facility which expires in April 2015. The facility is available to fund West Texas Gulf’s general corporate purposes including working capital and capital expenditures. Outstanding borrowings under this credit facility were $35 million at December 31, 2013.
Covenants Related to Our Credit Agreements
Covenants Related to the Parent Company
The ETE Term Loan Facility and ETE Revolving Credit Facility contain customary representations, warranties, covenants and events of default, including a change of control event of default and limitations on incurrence of liens, new lines of business, merger, transactions with affiliates and restrictive agreements.
The ETE Term Loan Facility and ETE Revolving Credit Facility contain financial covenants as follows:

•
Maximum Leverage Ratio – Consolidated Funded Debt of the Parent Company (as defined) to EBITDA (as defined in the agreements) of the Parent Company of not more than 6.0 to 1, with a permitted increase to 7 to 1 during a specified acquisition period following the close of a specified acquisition; and

•	EBITDA to interest expense of not less than 1.5 to 1.
Covenants Related to ETP
The agreements relating to the ETP Senior Notes contain restrictive covenants customary for an issuer with an investment-grade rating from the rating agencies, which covenants include limitations on liens and a restriction on sale-leaseback transactions.
The credit agreement relating to the ETP Credit Facility contains covenants that limit (subject to certain exceptions) the ETP’s and certain of the ETP’s subsidiaries’ ability to, among other things:

•	incur indebtedness;

•	grant liens;

•	enter into mergers;

•	dispose of assets;

•	make certain investments;

•	make Distributions (as defined in such credit agreement) during certain Defaults (as defined in such credit agreement) and during any Event of Default (as defined in such credit agreement);

•	engage in business substantially different in nature than the business currently conducted by ETP and its subsidiaries;

•	engage in transactions with affiliates; and

•	enter into restrictive agreements.
The credit agreement relating to the ETP Credit Facility also contains a financial covenant that provides that the Leverage Ratio, as defined in the ETP Credit Facility, shall not exceed 5 to 1 as of the end of each quarter, with a permitted increase to 5.5 to 1 during a Specified Acquisition Period, as defined in the ETP Credit Facility.
The agreements relating to the Transwestern senior notes contain certain restrictions that, among other things, limit the incurrence of additional debt, the sale of assets and the payment of dividends and specify a maximum debt to capitalization ratio.
Covenants Related to Regency
The Regency Senior Notes contain various covenants that limit, among other things, Regency’s ability, and the ability of certain of its subsidiaries, to:

•	incur additional indebtedness;

•	pay distributions on, or repurchase or redeem equity interests;

•	make certain investments;

•	incur liens;

•	enter into certain types of transactions with affiliates; and

•	sell assets, consolidate or merge with or into other companies.
If the Regency Senior Notes achieve investment grade ratings by both Moody’s and S&P and no default or event of default has occurred and is continuing, Regency will no longer be subject to many of the foregoing covenants. The Regency Credit Facility contains the following financial covenants:

•	Regency’s consolidated EBITDA ratio for any preceding four fiscal quarter period, as defined in the credit agreement governing the Regency Credit Facility, must not exceed 5.00 to 1.

•	Regency’s consolidated EBITDA to consolidated interest expense, as defined in the credit agreement governing the Regency Credit Facility, must be greater than 2.50 to 1.

•	Regency’s consolidated senior secured leverage ratio for any preceding four fiscal quarter period, as defined in the credit agreement governing the Regency Credit Facility, must not exceed 3.25 to 1.
The Regency Credit Facility also contains various covenants that limit, among other things, the ability of Regency and RGS to:

•	incur indebtedness;

•	grant liens;

•	enter into sale and leaseback transactions;

•	make certain investments, loans and advances;

•	dissolve or enter into a merger or consolidation;

•	enter into asset sales or make acquisitions;

•	enter into transactions with affiliates;

•	prepay other indebtedness or amend organizational documents or transaction documents (as defined in the credit agreement governing the Regency Credit Facility);

•	issue capital stock or create subsidiaries; or

•	engage in any business other than those businesses in which it was engaged at the time of the effectiveness of the Regency Credit Facility or reasonable extensions thereof.
Covenants Related to Southern Union
Southern Union is not party to any lending agreement that would accelerate the maturity date of any obligation due to a failure to maintain any specific credit rating, nor would a reduction in any credit rating, by itself, cause an event of default under any of Southern Union’s lending agreements. Financial covenants exist in certain of the Southern Union’s debt agreements. A failure by Southern Union to satisfy any such covenant would give rise to an event of default under the associated debt, which could become immediately due and payable if Southern Union did not cure such default within any permitted cure period or if Southern Union did not obtain amendments, consents or waivers from its lenders with respect to such covenants.
Southern Union’s restrictive covenants include restrictions on debt levels, restrictions on liens securing debt and guarantees, restrictions on mergers and on the sales of assets, capitalization requirements, dividend restrictions, cross default and cross-acceleration and prepayment of debt provisions. A breach of any of these covenants could result in acceleration of Southern Union’s debt and other financial obligations and that of its subsidiaries.
In addition to the above financial covenants, Southern Union and/or its subsidiaries are subject to certain additional restrictions and covenants. These restrictions and covenants include limitations on additional debt at some of its subsidiaries; limitations on the use of proceeds from borrowing at some of its subsidiaries; limitations, in some cases, on transactions with its affiliates; limitations on the incurrence of liens; potential limitations on the abilities of some of its subsidiaries to declare and pay dividends and potential limitations on some of its subsidiaries to participate in Southern Union’s cash management program; and limitations on Southern Union’s ability to prepay debt.
Covenants Related to Sunoco Logistics
Sunoco Logistics’ $1.50 billion credit facility contains various covenants, including limitations on the creation of indebtedness and liens, and other covenants related to the operation and conduct of the business of Sunoco Logistics and its subsidiaries. The credit facility also limits Sunoco Logistics, on a rolling four-quarter basis, to a maximum total consolidated debt to consolidated Adjusted EBITDA ratio, as defined in the underlying credit agreement, of 5.0 to 1, which can generally be increased to 5.5 to 1 during an acquisition period. Sunoco Logistics’ ratio of total consolidated debt, excluding net unamortized fair value adjustments, to consolidated Adjusted EBITDA was 2.8 to 1 at December 31, 2013, as calculated in accordance with the credit agreements.
The $35 million credit facility limits West Texas Gulf, on a rolling four-quarter basis, to a minimum fixed charge coverage ratio, as defined in the underlying credit agreement. The ratio for the fiscal quarter ending December 31, 2013 shall not be less than 1.00 to 1. The minimum ratio fluctuates between 0.80 to 1 and 1.00 to 1 throughout the term of the revolver as specified in the credit agreement. In addition, the credit facility limits West Texas Gulf to a maximum leverage ratio of 2.00 to 1. West Texas Gulf’s fixed charge coverage ratio and leverage ratio were 1.12 to 1 and 0.88 to 1, respectively, at December 31, 2013.
Compliance With Our Covenants
Failure to comply with the various restrictive and affirmative covenants of our revolving credit facilities and note agreements could require us or our subsidiaries to pay debt balances prior to scheduled maturity and could negatively impact the subsidiaries ability to incur additional debt and/or our ability to pay distributions.
We and our subsidiaries are required to assess compliance quarterly and were in compliance with all requirements, tests, limitations, and covenants related to our debt agreements as of December 31, 2013.